Exhibit 4.3

MACROSHARES PARTICIPANTS AGREEMENT

This agreement (the "Participants Agreement"), dated as of April [ ], 2008 is hereby entered into by and among the parties listed from time to time on Schedule I attached hereto (each, an "Authorized Participant" and, collectively, the "Authorized Participants"), the trustees (each, a “Trustee” and collectively, the “Trustees”) listed from time to time on Schedule II attached hereto not in its individual capacity but solely acting as trustee on behalf of the trusts (each, a “MacroShares Trust” and, collectively, the “MacroShares Trusts”) also listed on such Schedule II, the depositor entities (each, a "Depositor" and, collectively, the “Depositors”) listed from time to time on Schedule III attached hereto, and MacroMarkets LLC, not in its individual capacity but solely as administrative agent of the Paired Trusts (the "Administrative Agent").  Each Authorized Participant will also execute, in the appropriate signature blocks provided in Attachment A and B, the Applicable Creation Procedures and Applicable Redemption Procedures for each set of Paired Trusts for which it acts as an Authorized Participant.

PREAMBLE

Each MacroShares Trust will be formed pursuant to a trust agreement (each, a “MacroShares Trust Agreement” and, collectively, the “MacroShares Trust Agreements”) entered into among the applicable Trustee, the applicable Depositor, the Administrative Agent, MACRO Financial, LLC, as marketing agent (a “Marketing Agent”) and the additional marketing agents (each, also a “Marketing Agent” and, collectively, the “Marketing Agents”) listed from time to time on Schedule IV attached hereto. Each MacroShares Trust will either be an "Up Trust" which will issue "Up MacroShares" or a "Down Trust" which will issue "Down MacroShares" (together with the Up MacroShares, the "MacroShares").  Each related Up MacroShares Trust and Down MacroShares Trust are together referred to herein as the "Paired Trusts".  The Up MacroShares and Down MacroShares issued by a set of Paired Trusts are referred to herein as the "Paired MacroShares".

Each issuance of MacroShares will be offered pursuant to a prospectus (as amended and restated from time to time each, a "Prospectus"), the details of which are listed on Schedule V attached hereto, that has been filed in connection with a registration statement on Form S-1 (as amended and restated from time to time, each a "Registration Statement" and collectively, the "Registration Statements"), filed with the Securities and Exchange Commission ("SEC").

In accordance with this Participants Agreement, the applicable Trustee, acting together with the Administrative Agent on behalf of the applicable Paired Trusts, may create or redeem the applicable Paired MacroShares in units of 50,000 Up MacroShares and 50,000 Down MacroShares (each such unit, a "MacroShares Unit") at the instructions of the applicable Authorized Participant and in accordance with the applicable procedures set forth herein.

Under the applicable MacroShares Trust Agreements, the Administrative Agent will instruct the applicable Trustee to issue the applicable MacroShares Units to, and redeem the applicable MacroShares Units from, the applicable Authorized Participants, only through the facilities of DTC or a successor depository.  Each Authorized Participant may create or redeem MacroShares Units only to the extent it is an authorized participant for the Paired Trusts issuing such MacroShares Units.  The entities that are Authorized Participants with respect to each existing set of Paired Trusts are specified in Schedule I attached hereto.

In exchange for the deposit of cash equal to the aggregate purchase price specified herein and in the applicable MacroShares Trust Agreement, an Authorized Participant may create one or more MacroShares Units.  In exchange for a deposit of the applicable Paired MacroShares constituting one or more MacroShares Units, an Authorized Participant may redeem one or more such MacroShares Units for cash and/or Eligible Treasuries as further described herein.  This Participants Agreement sets forth the specific procedures by which the applicable Authorized Participant may create and redeem MacroShares Units for each set of Paired Trusts.

Because new MacroShares can be created and issued on an ongoing basis on any Business Day prior to an Early Termination Date or the Final Scheduled Termination Date for the applicable Paired Trusts, a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may be occurring at any time from the applicable Closing Date through such Early Termination Date or Final Scheduled Termination Date.  Each Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act.  Each Authorized Participant should review the "Plan of Distribution" portion of the Applicable Prospectus and consult with its own counsel in connection with entering into this Participants Agreement and placing a Creation Order or a Redemption Order (each as defined herein).

Capitalized terms used but not defined in this Participants Agreement shall have the meanings assigned to such terms in the MacroShares Trust Agreements of the applicable Paired Trusts.  To the extent there is a conflict between any provision of this Participants Agreement and the provisions of such Trust Agreements, the provisions of this Participants Agreement will govern insofar as they relate to the Applicable Procedures (as defined below).

To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

Section 1.

Order Placement.

(a)

To create one or more MacroShares Units, Authorized Participants must follow the procedures for creation set forth in Section 3 of this Participants Agreement and the procedures for the applicable set of Paired Trusts described in Attachment A attached hereto (with respect to each set of Paired Trusts, the "Applicable Creation Procedures"), as each may be amended, modified or supplemented from time to time.

(b)

To redeem MacroShares constituting one or more MacroShares Units for cash or for cash and/or Eligible Treasuries, Authorized Participants must follow the procedures for redemption set forth in Section 4 of this Participants Agreement and the procedures for the applicable set of Paired Trusts described in Attachment B attached hereto (the "Applicable Redemption Procedures" and, together with the Creation Procedures, the "Applicable Procedures"), as each may be amended, modified or supplemented from time to time.

Section 2.

Status of Authorized Participant. Each Authorized Participant, individually and severally, represents, warrants and covenants that:

(a)

It is a DTC Participant or an Indirect Participant.  If it ceases to be a DTC Participant or an Indirect Participant, such Authorized Participant shall give immediate notice to the Applicable Trustees, the applicable Depositors and the Administrative Agent of such event, and this Participants Agreement shall terminate immediately (with respect to that Authorized Participant only) as of the date such Authorized Participant ceases to be a DTC Participant or an Indirect Participant.

(b)

Unless Section 2(c) applies, it either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is a member in good standing of the Financial Industry Regulatory Authority ("FINRA"), or (ii) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of the FINRA, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires.  Such Authorized Participant shall maintain any such registrations, qualifications and membership in good standing and in full force and effect throughout the term of this Participants Agreement.  Such Authorized Participant shall comply with all applicable federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, and with the Constitution, By-Laws and Conduct Rules of the FINRA (if it is a FINRA member), and will not offer or sell MacroShares in any state or other jurisdiction where they may not lawfully be offered and/or sold.

(c)

If it is offering or selling MacroShares in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified or a member of the FINRA as set forth in Section 2(b) above, such Authorized Participant shall (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the full disclosure requirements of the Securities Act and the regulations promulgated thereunder, and (iii) conduct its business in accordance with the spirit of the FINRA Conduct Rules.

(d)

It is in compliance with the anti-money laundering and related provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "Patriot Act") and the regulations promulgated thereunder, if such Authorized Participant is subject to the requirements of the Patriot Act, or, to the extent an Authorized Participant is not subject to the Patriot Act, it has policies, procedures and internal controls in place that are substantially similar to those required under the Patriot Act.

(e)

It has the capability to send and receive communications via authenticated electronic facilities to and from the applicable Trustee and the Administrative Agent.  Such Authorized Participant shall confirm such capability to the satisfaction of the applicable Trustee and the Administrative Agent by the end of the Business Day before placing its first Order (as set forth in Section 3 or 4, as applicable) with the Administrative Agent.

Section 3.

Creation Orders.

(a)

All orders to create one or more MacroShares Units shall be made in accordance with and subject to the terms and conditions of the applicable Registration Statement. MacroShares Trust Agreements, this Participants Agreement and the Applicable Creation Procedures.  Each party will comply with such foregoing terms and procedures to the extent applicable.  Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Applicable Creation Procedures.  The applicable Trustee, the Administrative Agent and the applicable Depositor may issue additional or other procedures from time to time relating to the manner of creation of the applicable MacroShares Units which differ from or Supplement the Applicable Creation Procedures, and each of the applicable Authorized Participants shall thereafter comply with Applicable Creation Procedures, as so amended.

(b)

Each Authorized Participant acknowledges that it can only create MacroShares Units of the Paired Trusts for which it acts as an Authorized Participant, as set forth in Schedule I attached hereto.  Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to create a MacroShares Unit (a "Creation Order") may not be revoked by such Authorized Participant after the placement and acceptance of such Creation Order with the Administrative Agent.  Each Creation Order shall be a binding obligation of the Authorized Participant that placed such Creation Order.  A form of a Creation Order is attached hereto as EXHIBIT B (the "Creation Order Form").  The Creation Order Form shall not be required if such Creation Order is conducted through the electronic facilities of the Administrative Agent; provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Creation Order Form for any reason as an alternative for its electronic facilities.  The information required by such electronic facilities shall be substantially similar to the information on the Creation Order Form attached hereto.

(c)

The Administrative Agent shall have the absolute right, but shall have no obligation, to reject any Creation Order (i) if the Administrative Agent determines that the Creation Order is not in the required form, (ii) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient amount of money with the applicable Trustee, (iii) if the Administrative Agent or the applicable Depositor has determined (and has informed the Administrative Agent), based upon advice of counsel, that such Creation Order would have adverse tax or securities law consequences for one or more of the applicable Paired Trusts or the holders of any of the applicable MacroShares or that the fulfillment of such Creation Order may be unlawful, or (iv) if circumstances outside the control of the Administrative Agent make it impractical or not feasible to process the Creation Order on the Issuance Order Date or the Issuance Date.  None of the applicable Depositor, the applicable Trustee or the Administrative Agent shall be liable to any Person by reason of the rejection of any Creation Order.

(d)

The Administrative Agent shall suspend the right of creation or postpone the applicable settlement date (i) for any period during which the stock exchange on which the applicable Paired Shares are listed or the exchange on which the commodity, the market price of which is used to determine the applicable Paired Trusts' Underlying Value is traded, if any, (the "Exchanges") are closed, or trading on such Exchanges is suspended or restricted, (ii) for any period during which an emergency exists as a result of which delivery or acquisition of Eligible Treasuries by the applicable Paired Trusts is not reasonably practicable or (iii) for such other period as the applicable Depositor, the applicable Trustee or the Administrative Agent determines to be necessary for the protection of the Beneficial Owners of any of the applicable MacroShares.  None of the applicable Trustee, the applicable Depositor or the Administrative Agent shall be liable to any Person or in any way for any loss or damage that may result from any such suspension or postponement.

Section 4.

Redemption Orders.

(a)

Except as otherwise provided for herein, all orders to redeem MacroShares pursuant to instructions submitted by an Authorized Participant for cash or for cash and/or Eligible Treasuries shall be made in accordance with the terms of the applicable MacroShares Trust Agreements, this Participants Agreement and the Applicable Redemption Procedures.  Each party will comply with such foregoing terms and procedures to the extent applicable.  Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Applicable Redemption Procedures.  The applicable Trustee, the Administrative Agent and the applicable Depositor may issue additional or other procedures from time to time relating to the manner of redeeming the applicable MacroShares Units which differ from or supplement the Applicable Redemption Procedures, and each of the applicable Authorized Participants shall thereafter comply with the Applicable Redemption Procedures, as so amended.

(b)

Each Authorized Participant acknowledges that he can only redeem MacroShares Units of the Paired Trusts for which it acts as an Authorized Participant, as set forth in Schedule I attached hereto.  Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to redeem MacroShares as one or more MacroShares Units for cash or for cash and/or Eligible Treasuries (a "Redemption Order" and together with a Creation Order, each an "Order") may not be revoked by such Authorized Participant after the placement and acceptance of such order with the Administrative Agent.  Each Redemption Order shall be a binding obligation of the Authorized Participant that placed such Redemption Order.  A form of Redemption Order is attached hereto as EXHIBIT C (a "Redemption Order Form").  The Redemption Order Form shall not be required if such Redemption Order is conducted through the electronic facilities of the Administrative Agent: provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Redemption Order Form for any reason as an alternative for its electronic facilities.  The information required by such electronic facilities shall be substantially similar to the information on the Redemption Order Form attached hereto.

(c)

The Administrative Agent shall have the absolute right, but shall have no obligation, to reject any Redemption Order (i) if the Administrative Agent determines that the Redemption Order is not in the required form, (ii) if the Administrative Agent determines that the applicable Authorized Participant or Authorized Participants have deposited an insufficient number of shares with the applicable Trustee, (iii) if the Administrative Agent or the applicable Depositor has determined (and has informed the Administrative Agent), based upon advice of counsel, that such Redemption Order would have adverse tax or securities laws consequences for one or more of the applicable Paired Trusts or any of the holders of the MacroShares or that the fulfillment of such Redemption Order may be unlawful; or (iv) if circumstances outside the control of the Administrative Agent make it impractical or not feasible to process the Redemption Order on the Redemption Order Date or on the related Redemption Date.  None of the applicable Depositor, the applicable Trustee or the Administrative Agent shall be liable to any Person by reason of the rejection of any Redemption Order.

(d)

The Administrative Agent shall suspend the right of redemption or postpone the applicable settlement date, (i) for any period during which any of the applicable Exchanges is closed, or trading on any of such Exchanges is suspended or restricted, (ii) for any period during which an emergency exists as a result of which delivery or acquisition of Eligible Treasuries by the applicable Paired Trusts is not reasonably practicable, (iii) if any such redemption would cause the applicable Up or Down Investment Amount to equal less than 10 million dollars or (iv) for such other period as the applicable Depositor, the applicable Trustee or the Administrative Agent determines to be necessary for the protection of the Beneficial Owners of any of the applicable MacroShares.  None of the applicable Depositor, the Administrative Agent or the applicable Trustee shall be liable to any Person or in any way for any loss or damages that may result from any such suspension or postponement.

Section 5.

Transfers.

(a)

Any MacroShares or Eligible Treasuries to be transferred in connection with any Order shall be transferred between the Authorized Participant's designated account at DTC and the Netting Account or the Securities Account of the applicable MacroShares Trust in accordance with the Applicable Procedures.  Any transfer of MacroShares shall be conducted through the Deposit and Withdrawal At Custodian process (the "DWAC process") of the DTC system.  Any transfer of Eligible Treasuries shall be conducted through the Federal Wire Electronic Transfer System. The Authorized Participant shall be responsible for all costs and expenses relating to or connected with any transfer of MacroShares or Eligible Treasuries between its designated account and the Netting Account or the Securities Account of the applicable MacroShares Trust.  Any transfer of cash in connection with the Orders shall be made between a bank account designated by the Authorized Participant and the Netting Account or the Distribution Account of the applicable MacroShares Trust in accordance with the Applicable Procedures.  Any transfer of cash shall be conducted through the Federal Wire Electronic Transfer System.  The Authorized Participant shall be responsible for all costs and expenses relating to or in connection with any transfers of cash between its designated bank account and the applicable Netting Account or Distribution Account.

(b)

None of the applicable set of Paired Trusts, the applicable Depositor, the applicable Trustee or the Administrative Agent shall have any liability for loss or damages suffered by an Authorized Participant in respect of the Authorized Participant's Participant Custodian Account.  The Authorized Participant acknowledges that it is an unsecured creditor of the applicable Trustee, on behalf of the applicable MacroShares Trust, with respect to any MacroShares, Eligible Treasuries and/or cash held in each Authorized Participant's Participant Custodian Account and that such MacroShares, Eligible Treasuries and/or cash are at risk in the event that the applicable Trustee becomes insolvent.

Section 6.

Fees.

(a)

In connection with each Creation Order, the Authorized Participant shall pay to the applicable Trustee a fee (such fee, the "Creation Transaction Fee") for such creation.  The initial Creation Transaction Fee shall be two thousand dollars ($2,000) for the creation of one or more MacroShares Units.  The Creation Transaction Fee may be adjusted from time to time in accordance with Section 6(c) of this Participants Agreement.  A single Creation Transaction Fee shall be due for each Creation Order from a single Authorized Participant.

(b)

In connection with each Redemption Order, the Authorized Participant shall pay to the applicable Trustee a fee (such fee, the "Redemption Transaction Fee," and together with the Creation Transaction Fee, the "Transaction Fee") for such redemption of shares.  The initial Redemption Transaction Fee for the redemption of one or more MacroShares Units for cash and/or Eligible Treasuries shall be two thousand dollars ($2,000).  The Redemption Transaction Fee may be adjusted from time to time in accordance with Section 6(c) of this Participants Agreement.  A single Redemption Transaction Fee shall be due for each Redemption Order from a single Authorized Participant.

(c)

The Transaction Fee may subsequently be waived, modified, reduced, increased or otherwise changed by the applicable Trustee, with the prior written consent of the applicable Depositor, and without requiring the consent of the applicable Authorized Participants at that time, but will not in any event exceed 0.10% of the value of the applicable MacroShares Unit at the time of creation or redemption, as the case may be (in each case, determined based upon the proportionate underlying value of the applicable MacroShares constituting the MacroShares Unit on the date of either the Creation Order or the Redemption Order).  Promptly after agreeing to and prior to implementing such change, the Administrative Agent shall notify the Depository and each applicable Authorized Participant.  The amount of the Transaction Fee in effect at any given time shall be made available by the Administrative Agent upon request.

Section 7.

Authorized Persons. Concurrently with the execution of this Participants Agreement and from time to time thereafter, each Authorized Participant shall deliver to the Administrative Agent, with copies to the applicable Trustee, notarized and duly certified as appropriate by its secretary or other duly authorized official, a certificate in the form of EXHIBIT A setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of each Authorized Participant (each, an "Authorized Person").  The Administrative Agent may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Administrative Agent receives a superseding certificate bearing a subsequent date.  Upon the termination or revocation of authority of any Authorized Person by the Authorized Participant, the Authorized Participant shall give immediate written notice of such fact to the Administrative Agent and such notice shall be effective upon receipt by the Administrative Agent.  The Administrative Agent shall issue to each Authorized Person a unique personal identification number (the "PIN Number") by which such Authorized Person shall be identified and which shall be used as authentication for Orders placed by that Authorized Person.  The Administrative Agent shall provide to the applicable Depositor and the applicable Trustee, if so requested, a list of the Authorized Persons and their corresponding PIN Numbers and shall promptly update such list upon any changes thereto.  The PIN Number shall be kept confidential by the Authorized Participant and shall only be provided to the Authorized Person.  If, after issuance, the Authorized Person's PIN Number is changed, the new PIN Number shall become effective within two Business Days after the new PIN Number has been issued to the Authorized Person.

Section 8.

Representation regarding Securities Delivered. Each redeeming Authorized Participant represents and warrants that it will not obtain a Submission Number (as described in the Procedures) from the Administrative Agent for a Redemption Order unless such Authorized Participant first ascertains that (i) it or its customer or any other person on whose behalf it is acting, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender the MacroShares and (ii) such MacroShares have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement which would preclude the delivery of such securities to the Trustee on the Redemption Date.

Section 9.

Role of the Authorized Participant.

(a)

Each Authorized Participant acknowledges that, for all purposes of this Participants Agreement and the applicable MacroShares Trust Agreements, it is and shall be deemed to be an independent contractor and has and shall have no authority to act as agent for the applicable Paired Trusts, the applicable Depositors, the Administrative Agent or the applicable Trustees in any matter or in any respect.

(b)

Each Authorized Participant will make itself and its employees available, upon request, during normal business hours to consult with the applicable Trustees and the Administrative Agent concerning the performance of such Authorized Participant's responsibilities under this Participants Agreement.

(c)

With respect to any Order made by an Authorized Participant pursuant to this Participants Agreement for the benefit of any customer or any other DTC Participant or Indirect Participant or any other beneficial owner, such Authorized Participant shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the applicable MacroShares Trust Agreements.

(d)

Each Authorized Participant will maintain records of all sales and redemptions of MacroShares made by or through it and will furnish copies of the relevant records to the applicable Depositor upon the reasonable request of such Depositor.

Section 10.

Indemnification.

(a)

Each Authorized Participant, individually and severally, hereby indemnifies and holds harmless the applicable Paired Trusts, the applicable Trustees, the Administrative Agent, the applicable Depositors, their respective direct or indirect affiliates (as defined below) and their respective directors, officers, managers, members, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the Securities Act (each, an "AP Indemnified Party") from and against any losses, liabilities, damages, costs and expenses (including attorney's fees and the reasonable cost of investigation) incurred by such AP Indemnified Party as a result of or in connection with: (i) any breach by such Authorized Participant of any provisions of this Participants Agreement, including its representations, warranties and covenants, (ii) any failure on the part of such Authorized Participant to perform any of its obligations set forth in this Participants Agreement, (iii) any failure by such Authorized Participant to comply with applicable laws and the rules and regulations of self-regulatory organizations, (iv) any actions of such AP Indemnified Party in reliance upon any instructions issued in accordance with the Applicable Procedures believed by the AP Indemnified Party to be genuine and to have been given by such Authorized Participant, or (v) (A) any representation by such Authorized Participant, its employees or its agents or other representatives about any type of MacroShares or any AP Indemnified Party that is not consistent with the then-current applicable Prospectuses made in connection with the offer or the solicitation of an offer to buy or sell such MacroShares and (B) any untrue statement or alleged untrue statement of a material fact contained in any Participant Written Communication described in Section 14(b) herein or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statement or omission relates to the applicable MacroShares or any AP Indemnified Party, unless, in either case, such representation, statement or omission was made or included by the Authorized Participant at the written direction of the applicable Depositor or is based upon any omission or alleged omission by the applicable Depositor to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading.

(b)

Each of the MacroShares Trust hereby agree to indemnify and hold harmless, severally and not jointly, each Person which acts as an Authorized Participant for such MacroShares Trust, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the Securities Act (each, a "Trust Indemnified Party") from and against any losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by such Trust Indemnified Party as a result of (i) any breach by a MacroShares Trust of any provision of this Participants Agreement that relates to such MacroShares Trust, (ii) any failure on the part of a MacroShares Trust to perform any of its obligations set forth in this Participants Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the applicable Prospectuses as originally filed with the SEC or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in such Prospectuses based on information furnished in writing by or on behalf of the applicable Authorized Participant expressly for use in the applicable Prospectuses.

(c)

This Section 10 shall not apply to the extent any such losses, liabilities, damages, costs and expenses are incurred as a result of or in connection with any gross negligence, bad faith or willful misconduct on the part of the applicable AP Indemnified Party or the applicable Trust Indemnified Party, as the case may be.  The term "affiliate" in this Section 10 shall include, with respect to any person, entity or organization, any other person, entity or organization which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, entity or organization.

(d)

If the indemnification provided for in this Section 10 is unavailable to an AP Indemnified Party under Section 10(a) or a Trust Indemnified Party under Section 10(b) or insufficient to hold an indemnified party harmless in respect of any losses, liabilities, damages, costs and expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, damages, costs and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the applicable MacroShares Trusts, on the one hand, and by the applicable Authorized Participants, on the other hand, from the services provided hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the applicable MacroShares Trusts, on the one hand, and of each of the applicable Authorized Participants, on the other hand, in connection with, to the extent applicable, the statements or omissions which resulted in such losses, liabilities, damages, costs and expenses, as well as any other relevant equitable considerations.  The relative benefit of a MacroShares Trust shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting expenses) received by that MacroShares Trust.  To the extent applicable, the relative fault of a MacroShares Trust, on the one hand, and of the Authorized Participant, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by that trust or by the Authorized Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, liabilities, damages, costs and expenses referred to in this Section 10(d) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any action, suit or proceeding (each, a "Proceeding") related to such losses, liabilities, damages, costs and expenses.

(e)

Each MacroShares Trust and each Authorized Participant agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(d) above.  No Authorized Participant shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Paired MacroShares created by such Authorized Participant and distributed to the public exceeds the amount of any damage which such Authorized Participant has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)

The indemnity and contribution provisions contained in this Section 10 shall remain in full force and effect regardless of any investigation made by or on behalf of an Authorized Participant, its partners, stockholders, members, directors, officers, employees and or any person (including each partner, stockholder, member, director, officer or employee of such person) who controls an Authorized Participant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of each of the MacroShares Trusts, its managers, members, officers, employees or any person who controls the applicable Paired Trusts within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Participants Agreement.  Each MacroShares Trust and each Authorized Participant agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of a MacroShares Trust, against the applicable Trustee or the applicable Depositor, in connection with the issuance and sale of the applicable Paired MacroShares or in connection with the applicable Registration Statement or the applicable Prospectus.

(g)

Each MacroShares Trust hereby agrees severally and not jointly to pay any Trust Indemnified Party such amounts when due under this Section 10 (including any amount in contribution thereof that may be owed to such Trust Indemnified Party pursuant to this Section 10), and to pay any and all expenses (including reasonable and documented counsel fees and expenses) incurred by the Trust Indemnified Party in enforcing its rights under this Section 10.

Section 11.

Limitation of Liability.

(a)

None of the Administrative Agent, any of the Depositors, any of the Trustees or any of the Authorized ParticipantS shall be liable to each other, if applicable, or to any other Person, including any AP Indemnified Party or any other person claiming by, through or on behalf of an Authorized Participant, for any losses, liabilities, damages, costs or expenses arising out of any mistake or error in data or other information provided to any of them by any of the others or any other person or out of any interruption or delay in the electronic means of communications used by them.

(b)

Tax Liability.  Each Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to the creation or redemption of any MacroShares Unit made pursuant to this Participants Agreement, regardless of whether or not such tax or charge is imposed directly on each Authorized Participant.  To the extent the applicable Trustee, the Administrative Agent, the applicable Depositor or the applicable Paired Trusts are required by law to pay any such tax or charge, the applicable Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon.

Section 12.

Acknowledgment. Each Authorized Participant acknowledges receipt of a copy of (i) the applicable MacroShares Trust Agreements and (ii) the applicable Prospectuses, and represents that it has reviewed and understands such documents.

Section 13.

Effectiveness and Termination. Upon the execution of this Participants Agreement by the applicable parties, this Participants Agreement shall become effective in this form as of the date first set forth above with respect to the applicable Authorized Participants and the applicable Paired Trusts as set forth in Schedule I attached hereto.  In the event that an Authorized Participant wishes to act as an authorized participant of additional Paired Trusts it must execute an additional Schedule I with the applicable Depositor, applicable Trustee and the Administrative Agent and the date of such execution shall be the date this Agreement with respect to such additional Paired Trusts.  This Agreement may be terminated with respect to all or part of the Paired Trusts to which an Authorized Participant serves as an authorized participant pursuant to Schedule I at any time by any party upon thirty (30) days' prior written notice to the other applicable parties unless earlier terminated:  (i) in accordance with Section 2(a), with respect only to any Authorized Participant to whom such section applies, (ii) upon notice to the Authorized Participant by the applicable Trustee in the event of a breach by the Authorized Participant of this Participants Agreement or the applicable Procedures described or incorporated herein, (iii) immediately in the circumstances described in Section 20(j), or (iv) at such time as the applicable Paired Trusts are terminated in accordance with the terms of the applicable MacroShares Trust Agreements.

Section 14.

Marketing Materials; Representations Regarding Paired MacroShares; Identification in Registration Statement.

(a)

Each Authorized Participant represents, warrants and covenants that, without the prior written consent of the applicable AP Indemnified Party, (i) such Authorized Participant will not make, or permit any of its Authorized Persons or its other representatives and agents to make any representations concerning any of the applicable Paired MacroShares or any AP Indemnified Party other than representations contained (A) in the then-current applicable Prospectuses, (B) in printed information approved by the applicable Depositor as information supplemental to such Prospectuses or (C) in any promotional materials or sales literature furnished to such Authorized Participant by the applicable Depositor and (ii) such Authorized Participant will not prepare, make, use, authorize, approve, disseminate or refer to any "written communication" (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy any of the MacroShares other than the then-current applicable Prospectuses.  Copies of the then-current applicable Prospectuses and any such printed supplemental information will be supplied by the applicable Depositor to the Authorized Participant in reasonable quantities upon request.

(b)

Notwithstanding the foregoing, each Authorized Participant may, without the written approval of the applicable AP Indemnified Party, prepare and circulate to one or more of its potential investors one or more "written communications" (as defined under Rule 405 under the Securities Act) containing no more than the following:  information contemplated by Rule 134 under the Securities Act ("Rule 134 Information") which is consistent with the then-current applicable prospectuses and information included in the then-current applicable prospectuses (a "Participant Free Writing Prospectus," and together with Rule 134 Information, the "Participant Written Communication").

(c)

Each Authorized Participant severally represents, warrants, covenants and agrees with the applicable Trustee, the Administrative Agent and the applicable Depositor that:

(i)

each Participant Written Communication prepared by it will not, as of the date such Participant Written Communication was conveyed or delivered to any prospective purchaser of MacroShares, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no Authorized Participant makes such representation, warranty or agreement to the extent such misstatements or omissions were the result of any inaccurate information which was included in the Prospectuses or any written information furnished to the related Authorized Participant by the applicable Trustee, the Administrative Agent and the applicable Depositor expressly for use therein, which information was not corrected by information subsequently filed with the SEC or by such information subsequently delivered by the applicable Trustee, the Administrative Agent or the applicable Depositor to the related Authorized Participant prior to the time of use of such Participant Written Communication;

(ii)

each item of Rule 134 Information prepared by it shall contain a legend substantially in the form of and in compliance with Rule 134(b) or (d) of the Securities Act, as applicable, and shall otherwise conform to all of the requirements of Rule 134 under the Securities Act;

(iii)

each Participant Free Writing Prospectus prepared by it shall contain a legend substantially in the form of and in compliance with Rule 433(c)(2)(i) of the Securities Act, shall be filed with the Securities and Exchange Commission by the Authorized Participant in accordance with Rule 433(d) and shall otherwise conform to all of the requirements for "Free Writing Prospectus" (as defined under Rule 405 under the Securities Act) under the Securities Act; and

(iv)

each Participant Free Writing Prospectus prepared by it shall be delivered to the applicable Trustee, the Administrative Agent and the applicable Depositor no later than the time of first use and, unless otherwise agreed to by the applicable Trustee, the Administrative Agent and the applicable Depositor and the related Authorized Participant, such delivery shall occur no later than the close of business for the applicable MacroShares Trust (Eastern Time) on the date of first use; provided, however, if the date of first use is not a Business Day, such delivery shall occur no later than the close of business for the applicable MacroShares Trust (Eastern Time) on the first Business Day preceding such date of first use.

(d)

Each Authorized Participant severally represents and agrees (i) that it did not enter into any contract of sale for any MacroShare prior to the initial time of sale as determined by the applicable Depositor (the "Initial Time of Sale") and (ii) that it will, at any time that such Authorized Participant is acting as an "underwriter" (as defined in Section 2(a)(11) of the Securities Act) with respect to any type of MacroShare, deliver to each investor to whom the MacroShares are offered a copy of the then-current applicable Prospectuses as required under the Securities Act.

(e)

Each Authorized Participant hereby agrees that, for the term of this Participants Agreement, the applicable Depositor may deliver the then-current Prospectuses, and any supplements or amendments thereto or recirculation thereof, to such Authorized Participant in Portable Document Format ("PDF") via electronic mail in lieu of delivering the Prospectuses in paper form.  Each Authorized Participant may revoke the foregoing agreement at any time by delivering written notice to the applicable Depositor and the Administrative Agent and, whether or not such agreement is in effect, each Authorized Participant may, at any time, request reasonable quantities of the applicable Prospectuses, and any supplements or amendments thereto or recirculation thereof, in paper form from the applicable Depositor.  Each Authorized Participant acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the applicable Prospectuses in PDF instead of in paper form.

(f)

For as long as this Participants Agreement is effective, each applicable Authorized Participant agrees to be identified as an authorized participant of the applicable Paired Trusts (i) in the section of the applicable Prospectuses included within the relevant Registration Statements entitled "Plan of Distribution" and in any other section as may be required by the SEC, (ii) in any SEC filing as may be required under the Securities Act or the Exchange Act and (iii) on any website relating to the applicable Paired Trusts.

Section 15.

Certain Covenants of the Depositor. The applicable Depositor covenants and agrees:

(a)

to advise each applicable Authorized Participant promptly of the happening of any event during the term of this Participants Agreement which could require the making of any change in the Prospectuses then being used so that such Prospectuses would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the expense of the applicable Paired Trusts, to each Authorized Participant promptly such amendments or supplements to such Prospectuses as may be necessary to reflect any such change;

(b)

[reserved];

(c)

on behalf of each of the applicable Paired Trusts, to file a post-effective amendment to their respective Registration Statements no less frequently than once per calendar quarter on or about the same time that the applicable Depositor files a quarterly or annual report pursuant to Section 13 or 15(d) of the Exchange Act (including the information contained in such report), until such time as the applicable Paired Trusts' reports filed pursuant to Section 13 or 15(d) of the Exchange Act are incorporated by reference in the applicable Registration Statement.

Section 16.

Addition and Removal of Authorized Participants.

(a)

On any Business Day, (i) any Person who satisfies the requirements set forth in Section 2 of this Participants Agreement may notify the Administrative Agent and the applicable Depositor of its desire to be added to Schedule I of this Participants Agreement with respect to all or part of the Paired Trusts then issued; and (ii) any Authorized Participant may notify the Administrative Agent and the applicable Depositor of its desire to become an Authorized Participant of additional issued Paired Trusts.  The Administrative Agent shall review such Person's request, and if such Person is acceptable to the applicable Depositors, the Administrative Agent shall prepare, or cause to be prepared, a supplement to this Participants Agreement under which, the Person to which clause (i) above is referred to will be added to Schedule I attached hereto and to the applicable Paired Trusts specified in such Schedule and shall assume the role, responsibilities and privileges of an Authorized Participant of the relevant Paired Trusts as set forth in this Participants Agreement, and the Person to which clause (ii) is referred to will be added as an Authorized Participant to additional Paired Trusts on Schedule I.  Upon instruction from the applicable Depositors, each of the Administrative Agent and the applicable Trustees hereby acknowledges and agrees that it will execute and deliver such supplement to the extent permitted by law and upon such execution, such Person will be deemed to be an Authorized Participant of the applicable Paired Trusts.  Furthermore, each Authorized Participant acknowledges and agrees that its execution and delivery of such supplement shall not be required to bind any existing or future Authorized Participant to the terms and conditions set forth herein.  With regard to an application to become a wholly new Authorized Participant, the applicable Trustees shall use commercially reasonable efforts to submit on behalf of such Person an application to create an account at DTC pursuant to which it can effectuate creations and/or redemptions in accordance with the applicable Procedures.  To the extent required under the Exchange Act, the applicable Depositors shall file, within four (4) Business Days of the execution of a supplement hereto, a Form 8-K disclosing such supplement.

(b)

An Authorized Participant may terminate its role as an Authorized Participant of all or part of the Paired Trusts in accordance with Section 13 hereof.  The Administrative Agent shall prepare, or cause to be prepared, an amendment to Schedule I under which such Authorized Participant shall be removed from such schedule or only from serving as an Authorized Participant from specific Paired Trusts, as applicable.  The Administrative Agent, the applicable Depositors, the applicable Trustees and such Authorized Participant shall execute such amendment upon its preparation and delivery.  Each Authorized Participant acknowledges and agrees that the execution and delivery by it of such amendment is not required for the removal of an Authorized Participant from the Schedule.  To the extent required under the Exchange Act, the applicable Depositors shall file, within four (4) Business Days of the execution of an amendment, a Form 8-K disclosing such removal.

Section 17.

Third Party Beneficiaries. Each AP Indemnified Party, to the extent it is not a party to this Participants Agreement, is a third-party beneficiary of this Participants Agreement (each, a "Third Party Beneficiary") and may proceed directly against each applicable Authorized Participant (including by bringing proceedings against each such Authorized Participant in its own name) to enforce any obligation of such Authorized Participant under this Participants Agreement which directly or indirectly benefits such Third Party Beneficiary.

Section 18.

Force Majeure. No party to this Participants Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Participants Agreement by reason of any cause beyond its reasonable control.  This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port or airport disruption, industrial action, acts and regulations and rules of any governmental or supra-national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason, to perform its obligations.

Section 19.

Ambiguous Instructions. If any Creation or Redemption Order Form otherwise in good form contains order terms that differ from the information provided in the telephone call at the time of issuance of the applicable order number, the Administrative Agent will attempt to contact one of the Authorized Persons of the Authorized Participant to request confirmation of the terms of the Order.  If an Authorized Person confirms the terms as they appear in the Order, then the Order will be accepted and processed.  If an Authorized Person contradicts the Order terms, the Order will be deemed invalid, and a corrected Order must be received by the Administrative Agent, as the case may be, not later than within fifteen (15) minutes of such contact with the Authorized Person.  If the Administrative Agent is not able to contact an Authorized Person, then the Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information.  In the event that an Order contains terms that are illegible, the Order will be deemed invalid and the Administrative Agent will attempt to contact one of the Authorized Persons of the Authorized Participant to request retransmission of the Order.  A corrected Order must be received by the Administrative Agent not later than within fifteen (15) minutes of such contact with the Authorized Person.  The Administrative Agent will incur no liabilities under this Section 19.

Section 20.

Miscellaneous.

Amendment and Modification.  This Participants Agreement, each set of Procedures attached hereto and the Exhibits attached hereto may be amended, modified or supplemented by the applicable Trustee, the Administrative Agent and the applicable Depositor, without consent of any holder of the applicable MacroShares or the applicable Authorized Participants; provided, however, that no amendment may be made which would (i) alter the status of any MacroShares Trust as a partnership for federal income tax purposes or (ii) cause any MacroShares Trust to be required to register as an investment company under the Investment Company Act of 1940, as amended, or (iii) cause or potentially cause the assets of any MacroShares Trust to constitute "plan assets" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").  After the amendment, modification or supplement has been agreed to, the Administrative Agent shall mail a copy of such amendment, modification or supplement to each applicable Authorized Participant.  The Administrative Agent may also deliver such amendment, modification or supplement thereto by electronic mail; provided, however, that physical delivery via the United States postal system or similar system shall be required.  For the purposes of this Participants Agreement, mail will be deemed received by the recipient thereof on the third (3rd) calendar day following the deposit of such mail into the United States postal system or similar system.  Within ten (10) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Participants Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms.

(a)

Waiver of Compliance.  Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

(b)

Notices.  Except as otherwise specifically provided in this Participants Agreement, all notices required or permitted to be given pursuant to this Participants Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first-class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telex, telegram, telephonic facsimile, electronic mail or similar means of same day delivery (transmission confirmation received), with a confirming copy regular mail, postage prepaid.  Unless otherwise notified in writing, all notices to any MacroShares Trust shall be given or sent to the Administrative Agent, with copies to the applicable Trustee.  All notices shall be directed as follows:

If to the Administrative Agent:

MACROMARKETS LLC

73 Green Tree Drive #9

Dover, DE 19904

Attention:  Samuel Masucci, III

Telephone:  (888) MACROS1
Facsimile:   (973) 695-1643

If to the Trustee, to the address of the applicable Trustee specified in Schedule II attached hereto; if to the Depositor, to the address of the applicable Depositor set forth in Schedule III attached hereto; if to the Authorized Participants, at the address specified for each such Authorized Participant on Schedule I attached hereto; or to such other address as any of the parties hereto shall have communicated in writing to the other parties hereto in compliance with the provisions hereof.

(c)

Successors and Assigns.  This Participants Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(d)

Assignment.  Neither this Participants Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other applicable parties, except that any entity into which a party hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which such party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the party, shall be the successor of the party under this Participants Agreement.  The party resulting from any such merger, conversion, consolidation or succession shall notify the other parties hereto of the change.  Any purported assignment in violation of the provisions hereof shall be null and void.  Notwithstanding the foregoing, this Participants Agreement shall be automatically assigned to any successor Trustee, Administrative Agent or Depositor at such time such successor qualifies as a successor Trustee, Administrative Agent or Depositor under the terms of the applicable MacroShares Trust Agreements.

(e)

Governing Law; Consent to Jurisdiction.  This Participants Agreement shall be governed by and construed in accordance with the laws of the State of New York as to all matters, including matters of validity, construction, effect, performance and remedies.  Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such state in connection with any action, suit or other proceeding arising out of or relating to this Participants Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue.  Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party's address for purposes of notices hereunder.

(f)

Counterparts.  This Participants Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Participants Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Participants Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

(g)

Interpretation.  The section, paragraph and other subdivision headings contained in this Participants Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Participants Agreement.

(h)

Entire Agreement.  This Participants Agreement and the applicable MacroShares Trust Agreements, along with any other agreement or instrument delivered pursuant to this Participants Agreement and the applicable MacroShares Trust Agreements, supersede all prior agreements and understandings between the applicable parties with respect to the subject matter hereof; provided however, that none of the Authorized Participants shall be deemed by this provision to be a party to any of the MacroShares Trust Agreements.

(i)

Severance.  If any provision of this Participants Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra-national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Participants Agreement and this Participants Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless any Depositor determines in its discretion, after consulting with the applicable Trustee and the Administrative Agent, that the provision of this Participants Agreement that was held invalid, illegal or unenforceable does affect the validity, legality or enforceability of one or more other provisions of this Participants Agreement, and that this Participants Agreement with respect to the applicable Paired Trusts should not be continued without the provision that was held invalid, illegal or unenforceable, and in that case, upon the applicable Depositor's notification of the applicable Trustee and the Administrative Agent of such a determination, this Participants Agreement with respect to such Paired Trusts shall immediately terminate and the Administrative Agent will so notify each applicable Authorized Participants immediately.

(j)

No Strict Construction.  The language used in this Participants Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

(k)

Survival.  Section 10 (Indemnification) and Section 17 (Third Party Beneficiaries) hereof shall survive the termination of this Participants Agreement.

(l)

Other Usages.  The following usages shall apply in interpreting this Participants Agreement:  (i) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) "including" means "including, but not limited to."

IN WITNESS WHEREOF, each Authorized Participant, the Depositors, the Administrative Agent and the Trustees have caused this Participants Agreement to be executed by their duly authorized representatives as of the date first set forth above.

MACROMARKETS LLC
not in its individual capacity, but solely as the Administrative Agent of the Paired Trusts

By:
Name:	Samuel Masucci, III
Title:	Chief Executive Officer
Address:	73 Green Tree Drive #9 Dover, DE 19904
Telephone:	(888) MACROS1
Facsimile:	(973) 695-1643

[ ]
Depositor of the [ ]

By:
Name:	Samuel Masucci, III
Title:	President
Address:	73 Green Tree Drive #9 Dover, DE 19904
Telephone:	(888) MACROS1
Facsimile:	(973) 695-1643

MACRO Securities Depositor, LLC, as a Depositor

By:
Name:	Samuel Masucci, III
Title:	President
Address:	73 Green Tree Drive #9 Dover, DE 19904
Telephone:	(888) MACROS1
Facsimile:	(973) 695-1643

STATE STREET BANK AND TRUST COMPANY,
N.A., as a Trustee

By:
Name:
Title:
Address:
Telephone:
Facsimile:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:
Account Information:
Bank's Name:
ABA No.:
Account No.:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:
Account Information:
Bank's Name:
ABA No.:
Account No.:

SCHEDULE I

LIST OF AUTHORIZED PARTICIPANTS,
NAMES, ADDRESSES, APPLICABLE PAIRED TRUSTS

[Authorized Participant]
[Address]

The applicable Paired Trusts to which [Authorized Participant] is an Authorized Participant, as set forth in the Authorized Participant Agreement (the "Authorized Participant Agreement"), dated as of April [ ], 2008, among the parties listed from time to time on Schedule I attached thereto, the trustees listed from time to time on Schedule II attached thereto acting on behalf of the trusts also listed on such Schedule II, the depositor entities listed from time to time on Schedule III attached thereto, and MacroMarkets LLC, as administrative agent of the Paired Trusts:

	MacroShares $100 Oil Paired Trusts	MacroShares Medical Inflation Series 2008-1 Paired Trusts	MacroShares [ ] Paired Trusts
[Authorized Participant]

The applicable Paired Trusts to which [Authorized Participant] is an Authorized Participant, as set forth in the Authorized Participant Agreement (the "Authorized Participant Agreement"), dated as of April [ ], 2008, among the parties listed from time to time on Schedule I attached thereto, the trustees listed from time to time on Schedule II attached thereto acting on behalf of the trusts also listed on such Schedule II, the depositor entities listed from time to time on Schedule III attached thereto, and MacroMarkets LLC, as administrative agent of the Paired Trusts:

	MacroShares $100 Oil Paired Trusts	MacroShares Medical Inflation Series 2008-1 Paired Trusts	MacroShares [ ] Paired Trusts
[Authorized Participant]

SCHEDULE I-1

SCHEDULE II

LIST OF APPLICABLE TRUSTEES AND APPLICABLE TRUSTS

The Trustees, which are party to the Authorized Participant Agreement (the "Authorized Participant Agreement"), dated as of April [ ], 2008, among the parties listed from time to time on Schedule I attached thereto, the trustees listed to this Schedule II acting on behalf of the trusts also listed on in this Schedule II, the depositor entities listed from time to time on Schedule III attached thereto, and MacroMarkets LLC, as administrative agent of the Paired Trusts:

If the MacroShares $100 Oil Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

State Street Bank and Trust Company as trustee to the MacroShares $100 Oil Up Trust and the MacroShares $100 Oil Down Trust;

If the MacroShares Medical Inflation Series 2008-1 Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

[                 ] as trustee to the MacroShares Medical Inflation Up Trust and the MacroShares Medical Inflation Down Trust;

If the MacroShares [                              ] Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

[                 ] as trustee to the MacroShares [                  ] Up Trust and the MacroShares [                 ] Down Trust.

Schedule II-1

SCHEDULE III

LIST OF APPLICABLE DEPOSITORS

The applicable Depositors, which are party to the applicable Authorized Participant Agreement (the "Authorized Participant Agreement"), dated as of April [ ], 2008, among the parties listed from time to time on Schedule I attached thereto, the trustees listed from time to time on Schedule II attached thereto acting on behalf of the trusts also listed on such Schedule II, the depositor entities listed from time to time in this Schedule III, and MacroMarkets LLC, as administrative agent of the Paired Trusts:

If the MACROshares Oil Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

MACRO Securities Depositor, LLC;

If the MacroShares $100 Oil Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

MACRO Securities Depositor, LLC;

If the MacroShares Medical Inflation Series 2008-1 Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

MACRO Inflation Depositor, LLC;

If the MacroShares [                              ] Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

MACRO [             ] Depositor, LLC;

Schedule III-1

SCHEDULE IV

LIST OF APPLICABLE MARKETING AGENTS

The applicable Marketing Agents, which are party to the applicable MacroShares Trust Agreements entered into among the applicable Trustee, the applicable Depositor, the Administrative Agent, MACRO Financial, LLC, as marketing agent and the additional marketing agents named in this Schedule IV:

If the MacroShares $100 Oil Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

None;

If the MacroShares Medical Inflation Series 2008-1 Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

Natixis Securities North America Inc.;

If the MacroShares [                              ] Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

[                                             ].

Schedule IV-1

SCHEDULE V

DETAILS OF THE APPLICABLE PROSPECTUSES AND REGISTRATION STATEMENTS

The applicable Prospectuses and Registration Statements pursuant to which the applicable MacroShares are issued:

If the MacroShares $100 Oil Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

(i) A Prospectus, dated as of [               ], 2008, as amended from time to time, relating to the MacroShares $100 Oil Up Shares, which has been filed in connection with the registration statement on Form S-1, File No.: [          ], dated and filed with the Securities and Exchange Commission ("SEC") on [               ], 2008 (as the same may be amended from time to time thereafter) and (ii) a Prospectus, dated as of [               ], 2008, relating to the MacroShares $100 Oil Down Shares, which has been filed in connection with the registration statement on Form S-1, as amended, File No.: [              ], dated and filed with the SEC on [               ], 2008 (as the same may be amended from time to time thereafter);

If the MacroShares Medical Inflation Series 2008-1 Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

(i) A Prospectus, dated as of [               ], 2008, as amended from time to time, relating to the MacroShares Medical Inflation Up Shares Series 2008-1, which has been filed in connection with the registration statement on Form S-1, File No.: 333-147948, dated and filed with the Securities and Exchange Commission ("SEC") on [               ], 2008 (as the same may be amended from time to time thereafter) and (ii) a Prospectus, dated as of [               ], 2008, relating to the MacroShares Medical Inflation Down Shares Series 2008-1, which has been filed in connection with the registration statement on Form S-1, as amended, File No.: [              ], dated and filed with the SEC on [               ], 2008 (as the same may be amended from time to time thereafter);

If the MacroShares [                              ] Paired Trusts are checked in Schedule I attached to the Authorized Participant Agreement,

[                                             ].

Schedule V-1

EXHIBIT A

FORM OF

CERTIFIED AUTHORIZED PERSONS OF AUTHORIZED PARTICIPANT

The following are the names, titles, addresses, e-mail addresses and signatures of all persons (each, an "Authorized Person") authorized to give instructions relating to any activity contemplated by the Participants Agreement or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Participants Agreement.

Authorized Participant:    _______________________ (the "Authorized Participant")

Name:	Name:
Title:	Title:
Address:	Address:

E-Mail:	E-Mail:
Phone:	Phone:
Signature:	Signature:
Name:	Name:
Title:	Title:
Address:	Address:

E-Mail:	E-Mail:
Phone:	Phone:
Signature:	Signature:

The undersigned, [name], [title] of [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Participants Agreement, dated as of [date], by and among the Authorized Participant, the trustees listed from time to time on Schedule II attached thereto acting on behalf of the trusts also listed on such Schedule II, the depositor entities listed from time to time on Schedule III attached thereto, and MacroMarkets LLC, as administrative agent, and that their signatures set forth above are their own true and genuine signatures.

E-Mail Address to Confirm the Above Information: _____________________________.

IN WITNESS WHEREOF, I, the undersigned, a duly authorized officer of the Authorized Participant, hereby execute this certificate as of the date first set forth above.

NAME OF AUTHORIZED PARTICIPANT

By:	/s/
Name: Title:

Subscribed and sworn to before me this ___ day of
           , 20___

By:
Name:
Title:
Date:

Notary Public:

EXHIBIT B

FORM OF
CREATION ORDER

Authorized Participant:	(the "Authorized Participant")
Date:
Submission Number:
E-Mail:
Phone No.:
Authorized Person's Name:
Authorized Person's PIN Number:
Number of MacroShares Units to which this order applies:

All Creation Orders are subject to the terms and conditions of the applicable MacroShares Trust Agreements as currently in effect and the Participants Agreement, dated as of [                    ] (the "Participants Agreement"), among the Authorized Participant, the trustees listed from time to time on Schedule II attached thereto acting on behalf of the trusts also listed on such Schedule II, the depositor entities listed from time to time on Schedule III attached thereto, and MacroMarkets LLC, as administrative agent.  Capitalized terms not defined in this Creation Order will have the meaning assigned to such terms in the Participants Agreement as of the date hereof.

The Authorized Participant by executing this Creation Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Creation Order.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Creation Order Form to the Administrative Agent and the Trustee on behalf of the Authorized Participant.

The Authorized Participant, by placing this order, acknowledges that a "distribution" as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring.  The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter pursuant to Section 2(a)(11) of the Securities Act and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act.  The Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel prior to placing this Creation Order.

B-1

IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Creation Order as of the date set forth below.

NAME OF AUTHORIZED PARTICIPANT

By:	/s/
Name: Title:

Date:

B-2

EXHIBIT C

FORM OF
REDEMPTION ORDER

Authorized Participant:	(the "Authorized Participant")
Date:
Submission Number:
E-Mail:
Phone No.:
Authorized Person's Name:
Authorized Person's PIN Number:
Number of MacroShares Units to which this order applies:

CUSIP Numbers:

Up MacroShares	Down MacroShares

All Redemption Orders are subject to the terms and conditions of the applicable MacroShares Trust Agreements as currently in effect and the Participants Agreement, dated as of [                    ] (the "Participants Agreement"), among the Authorized Participant, the trustees listed from time to time on Schedule II attached thereto acting on behalf of the trusts also listed on such Schedule II, the depositor entities listed from time to time on Schedule III attached thereto, and MacroMarkets LLC, as administrative agent..  Capitalized terms not defined in this Redemption Order will have the meaning assigned to such terms in the Participants Agreement as of the date hereof.

The Authorized Participant by executing this Redemption Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Redemption Order.

The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Redemption Order Form to the Trustee on behalf of the Authorized Participant.

C-1

IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Redemption Order as of the date set forth below.

NAME OF AUTHORIZED PARTICIPANT

By:	/s/
Name: Title:

Date:

C-2

ATTACHMENT A

PROCEDURES FOR THE
MACROSHARES $[100] OIL TRUSTS

I. CREATION OF PAIRED MACROSHARES

Scope of Procedures and Overview

These procedures (the "Creation Procedures") describe the processes by which an Authorized Participant (as defined below) may create one or more MacroShares Units (as defined below), consisting of MacroShares $100 Oil Up Shares (the "Up MacroShares") and MacroShares $100 Oil Down Shares (the "Down MacroShares" and, together with the Up MacroShares, the "Paired Shares" and each Up MacroShare and each Down MacroShare, a "MacroShare").  The Paired Shares constituting a MacroShares Unit shall only be issued in connection with the instructions set forth herein and in coordination with State Street Bank and Trust Company, not in its individual capacity but solely (i) as trustee (the "Up Trustee") of the MacroShares $100 Oil Up Trust (the "Up Trust") and (ii) as trustee (the "Down Trustee" and, in its various capacities under the applicable Trust Agreements, the "Trustee") of the MacroShares $100 Oil Down Trust (the "Down Trust" and, together with the Up Trust, the "Paired Trusts") and MacroMarkets LLC, not in its individual capacity but solely as administrative agent of the Paired Trusts (the "Administrative Agent").

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Participants Agreement and if such defined term is not set forth therein, then such defined term shall have the meaning assigned to such term in either (i) the Amended and Restated MacroShares $100 Oil Up Trust Agreement, dated as of March [  ], 2008 (the "Up Trust Agreement"), among the Up Trustee, the Administrative Agent, MACRO Financial, LLC, as a marketing agent (the "Marketing Agent") and MACRO Securities Depositor, LLC (the "Depositor") or (ii) the Amended and Restated MacroShares $100 Oil Down Trust Agreement, dated as of March [  ], 2008 (the "Down Trust Agreement" and, together with the Up Trust Agreement, the "Trust Agreements"), among the Down Trustee, the Administrative Agent, the Marketing Agent and the Depositor.

The Paired Shares may be created solely by the parties listed on Schedule I attached to the Participants Agreement (each, an "Authorized Participant").  The Paired Shares may be created only in pairs of 50,000 Up MacroShares and 50,000 Down MacroShares (each such pair, a "MacroShares Unit").

The Paired Shares will be created on a net basis daily with respect to all Orders received from all Authorized Participants on such date.  In the event that the number of MacroShares Units to be created based on the Creation Orders on such date exceeds the number of MacroShares Units to be redeemed pursuant to the Redemption Orders on such date, the newly created MacroShares Units that will be issued will be equal to the total number of MacroShares Units created minus the total number of MacroShares Units redeemed.  Similarly, in the event that the number of MacroShares Units to be redeemed pursuant to the Redemption Orders on such date exceeds the number of MacroShares Units to be created based on the Creation Orders on such date, the actual number of MacroShares Units to be issued will be zero.  The Settlement Contracts created on each date, if any, any adjustment to amounts allocated under the Income Distribution Agreement and the purchase of new Eligible Treasuries, if any, will also be done on a net basis daily, in accordance to the daily netting of creation and redemption of MacroShares Units (such netting, collectively, the "Net Daily Basis").

Attachment A-1

Upon acceptance of the Participants Agreement by the Authorized Participant, the Administrative Agent will assign a personal identification number (a "PIN number") to each Authorized Person authorized to act on behalf of an Authorized Participant.  This will allow an Authorized Participant through its Authorized Person(s) to place Creation Order(s) or Redemption Order(s) for MacroShares.

Important Notes:

•

Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

•

All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.

Attachment A-2

CREATION PROCESS

On any Price Determination Day, an Authorized Participant may submit a Creation Order, substantially in the form of EXHIBIT B to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent by the Order Cut-Off Time (as defined below) on such day (such Price Determination Day, "T," and any number added to T shall refer to such order day plus the number of Price Determination Days following such day) to create one or more MacroShares Units.  Any Creation Order that is placed after the Order Cut-off Time shall be void and may be resubmitted on the next Price Determination Day based on the Underlying Value as of the calendar day preceding such next Price Determination Day.

In connection with the Creation Order, the Authorized Participant shall have wired to the Trustee by 10:00 a.m. New York City time on T+1 or, in the event that T is a Distribution Date or the Business Day following the Distribution Date (such date, "an X or an X+1 Date") on T+3, the following:

•

a Transaction Fee for the MacroShares Units being created;

•

cash equal to the aggregate Underlying Value of the Up MacroShares being created, measured on the last calendar day preceding T;

•

cash equal to the aggregate Underlying Value of the Down MacroShares being created, as measured on the last calendar day preceding T (such deposits for each MacroShares Unit, the "MacroShares Unit Deposit");

•

in the event that the Issuance Order Date is an X or an X+1 Date, the Authorized Participant submitting such order will be required to deposit, in addition to the MacroShares Unit Deposit, a sum equal to the Up and Down Earned Income Accruals for the intervening days between the Issuance Order Date and the Issuance Date (each calculated on the basis of the Applicable Reference Price of Crude Oil on the Issuance Order Date) (such sum, the "MacroShares Unit Deposit Addition");and

•

for any Creation Order submitted prior to September 30th, 2008, a fee equal to [1.00]% of the aggregate par amount of Paired MacroShares being created (such fee, the "Early Creation Fee").

Upon the satisfaction of the conditions set forth above, the Administrative Agent shall instruct the Trustee to allocate from the applicable Netting Account available MacroShares and, in the event that there are insufficient such shares in the applicable Netting Account, instruct the Trustees to cause the Paired Trusts to issue Paired Shares and deliver such shares to the creating Authorized Participants' accounts at the Depository Trust Company ("DTC") to satisfy all the Creation Orders submitted, not later than 3:00 p.m. New York City time on T+1 (or on T+3 if T is an X or an X+1 Date).  The Trustee, upon written instruction from the Administrative Agent, shall adjust, on a Net Daily Basis, the amount to be allocated under the Income Distribution Agreement on the next Distribution Date and enter, if applicable, into additional Settlement Contracts associated with the MacroShares Units being created.

Attachment A-3

CREATION PROCEDURES1

ISSUANCE ORDER DATE (T)

1.

On any Price Determination Day by the earlier of (i) thirty (30) minutes prior to the close of trading of the Light Sweet Crude Oil Futures Contracts on the New York Mercantile Exchange (the "NYMEX") and (ii) the unanticipated close of trading of the Light Sweet Crude Oil Futures Contracts on the NYMEX (such time, the "Order Cut-Off Time"), an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Creation Order.  The Authorized Person shall provide its name and PIN number as identification to the Administrative Agent.  The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

(a)

the Authorized Participant's phone number and e-mail address;

(b)

the Authorized Person's name and PIN Number; and

(c)

the number of MacroShares Units to which the Creation Order applies.

2.

Within fifteen (15) minutes of receipt of the Authorized Participant's Creation Order through the Administrative Agent's automated electronic system (and no later than 2:15 p.m. New York City time), the Administrative Agent's automated electronic system shall, provided such Creation Order was received in accordance with the preceding rules, send a notice to the Authorized Participant confirming the receipt of such Creation Order and including a submission number (a "Submission Number") relating to such Order.

3.

By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Creation Orders received from Authorized Participants on T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis.

4.

By 5:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee and the Authorized Participant.

5.

By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

(a)

the Transaction Fee;

(b)

the Early Creation Fee, if applicable;

(c)

the MacroShares Unit Deposit which will include, in the event that the Issuance Order Date and the Issuance Date are not consecutive days, as for example, whenever the Issuance Order Date is a Friday, a sum equal to the Up and Down Earned Income Accruals for the intervening days between the Issuance Order Date and the Issuance Date (each calculated on the basis of the Applicable Reference Price of Crude Oil on the Issuance Order Date); and

(d)

the MacroShares Unit Deposit Addition, if applicable.

Attachment A-4

ISSUANCE DATE (T+1 or T+3 if T is an X or an X+1 Date)

1.

By 10:00 a.m. New York City time, each Authorized Participant submitting a Creation Order shall deposit the MacroShares Unit Deposit and, if applicable, the MacroShares Unit Deposit Addition into the Netting Accounts of each of the Paired Trusts, the Early Creation Fee, if applicable, into the Distribution Accounts of each of the Paired Trusts, and the Transaction Fee into the Trustee's account using the Federal Wire Electronic Transfer System.

2.

By 10:30 a.m. New York City time, if the Trustee has not received the MacroShares Unit Deposit, the MacroShares Unit Deposit Addition, if applicable, the Early Creation Fee, if applicable, and the Transaction Fee, the Trustee shall contact the Authorized Participant to inquire about any missing amounts.  If the Trustee does not receive the full amount required, the Trustee shall not be obligated to cause any issuances.

3.

By 12:00 p.m. New York City time, if the Trustee has not received the full amount of funds and a Federal Reference Number (or other form of authenticated confirmation) for such transfer, then the Administrative Agent shall notify the Authorized Participant of the amount owed to the Paired Trusts.  The deficient Authorized Participant shall immediately wire such amount through the Federal Wire Electronic Transfer System or its order may be cancelled and it will incur any costs associated with such cancellation as determined by the Administrative Agent.

4.

By 3:00 p.m. New York City time, the Trustee shall deliver the requested MacroShares to the Authorized Participant's Account at DTC using the DWAC process.

* * *

Attachment A-5

II. REDEMPTION OF PAIRED MACROSHARES

Scope of Procedures and Overview

These procedures (the "Redemption Procedures") describe the processes by which an Authorized Participant may redeem Paired MacroShares constituting one or more MacroShares Units.  The Paired MacroShares constituting a MacroShares Unit shall only be redeemed in accordance with the Redemption Procedures set forth herein and in coordination with the Trustee and the Administrative Agent.

The MacroShares may be redeemed solely in accordance with the instructions of the Authorized Participants.  The Authorized Participants shall submit Paired Shares which constitute one or more MacroShares Units for redemption.  The MacroShares will be redeemed for cash from the applicable Netting Account or, in the event that the applicable Netting Account does not have sufficient cash, for cash and/or Eligible Treasuries pursuant to the applicable Trust Agreement.

The MacroShares will be redeemed on a net basis daily with respect to all Orders received from all Authorized Participants on such date.  In the event that the number of MacroShares Units to be redeemed based on the Redemption Orders on such date exceeds the number of MacroShares Units to be created pursuant to the Creation Orders on such date, the MacroShares Units that will be redeemed will be equal to the total number of MacroShares Units redeemed minus the total number of MacroShares Units created.  Similarly, in the event that the number of MacroShares Units to be created based on the Creation Orders on such date exceeds the number of MacroShares Units to be redeemed pursuant to the Redemption Orders on such date, the actual number of MacroShares Units that will be redeemed will equal zero.  The Settlement Contracts settled on each date, if any, and any adjustment to amounts allocated under the Income Distribution Agreement, will also be done on a net basis daily, in accordance to the daily netting of creation and redemption of MacroShares Units (such netting, collectively, the "Net Daily Basis").

Important Notes:

•

Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

•

All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.

Attachment A-6

REDEMPTION PROCESS

On any Price Determination Day on and after September 30th, 2008, an Authorized Participant may submit a Redemption Order, substantially in the form of EXHIBIT C to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent by the Order Cut-Off Time on such Price Determination Day (such Price Determination Day, "T," and any number added to T shall refer to such day plus the number of Price Determination Days following such day) to redeem Paired Shares consisting of one or more MacroShares Units.  Any Redemption Order that is placed after the Order Cut-off Time shall be void and may be resubmitted on the next Price Determination Day based on the Underlying Value on the last calendar day preceding such Price Determination Day.

In connection with the Redemption Order, the Authorized Participant shall have on deposit in its Participant Custodian Account and available to the Trustee by 10:00 a.m. New York City time on T+1 or, if T is an X or an X+1 Date, on T+3 the following:

•

the Transaction Fee for the MacroShares being redeemed;

•

Paired Shares which constitute one or more MacroShares Units; and

•

the Redemption Cash Component, if needed (such amount, the "Redemption Cash Component Amount"), which is an amount equal to the excess of the purchase price of the Eligible Treasuries delivered by the Trustee to the Authorized Participant over the funds to which the Authorized Participant is eligible due to minimum denominations on the Eligible Treasuries on deposit in the Paired Trusts.

Upon the satisfaction of the conditions set forth above, the Trustee, on behalf of the applicable Paired Trust and as instructed by the Administrative Agent, shall deliver cash from the applicable Netting Account or, in the event that the amount of cash in the applicable Netting Account is insufficient, deliver cash and/or Eligible Treasuries pursuant to the applicable Trust Agreement to the redeeming Authorized Participant to fill the Redemption Order on T+1 (or on T+3 if T is an X or an X+1 Date) by 3:00 p.m. New York City time to an account designated by the Authorized Participant and, as instructed by the Administrative Agent on a Net Daily Basis, adjust the notional amount of the Income Distribution Agreement and, if required, cancel the Settlement Contracts associated with the MacroShares Units being redeemed.

Attachment A-7

REDEMPTION PROCEDURES

REDEMPTION ORDER DATE (T)

1.

On any Price Determination Day by the Order Cut-Off Time, an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Redemption Order.  The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

(a)

the Authorized Participant's phone number and e-mail address;

(b)

the Authorized Person's name and PIN Number; and

(c)

the number of MacroShares Units to which the Redemption Order applies and the CUSIP Numbers of the MacroShares submitted.

2.

Within fifteen (15) minutes of receipt of the Authorized Participant's Redemption Order through the Administrative Agent's automated electronic system (and no later than 2:15 p.m. New York City time), the Administrative Agent's automated electronic system shall, provided such Redemption Order was received in accordance with the preceding rules, send a notice to the Authorized Participant confirming the receipt of such Redemption Order and including a Submission Number relating to such Order.

3.

By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Redemption Orders received from Authorized Participants on T prior to the Order Cut-Off Time (such file, the "Order File").  The transmission of the Order File shall be conducted on a best efforts basis.

4.

By 5:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee or any Authorized Participant redeeming its MacroShares.

5.

By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

(a)

the Transaction Fee payable to the Trustee;

(b)

the number of Paired MacroShares to be submitted;

(c)

the Redemption Cash Component, if any.

Attachment A-8

REDEMPTION DATE (T+1 or T+3 if T is an X or an X+1 Date)

1.

By 10:00 a.m. New York City time on the Redemption Date, each Authorized Participant submitting a Redemption Order shall deposit (i) the Transaction Fee into the Trustee's account and the Redemption Cash Component, if any, into the Distribution Account of the applicable Paired Trust as designated by the Trustee using the Federal Wire Electronic Transfer System and (ii) Up MacroShares and Down MacroShares constituting one or more MacroShares Units into the applicable Netting Account using the DWAC process of the DTC system.

2.

By 10:30 a.m. New York City time on the Redemption Date, if the Trustee has not received the requisite number of Paired Shares and the cash amount as designated by the Administrative Agent, the Trustee shall contact the Authorized Participant to inquire about any missing securities or funds.  If the Trustee does not receive the requisite number and type of such securities or the designated cash amount, the Trustee shall not be obligated to make any redemption.

3.

By 12:00 p.m. New York City time on the Redemption Date, if the Trustee has not received the requisite number of Paired Shares and the full amount of funds as designated by the Administrative Agent, the Administrative Agent shall notify the Authorized Participant of the number and type of MacroShares that it needs to deposit and/or the missing amount required.  The deficient Authorized Participant shall immediately transfer such shares and/or cash to the Trustee or its order may be cancelled and the Authorized Participant shall incur any costs associated with such cancellation as determined by the Administrative Agent.

By 3:00 p.m. New York City time on the Redemption Date, the Trustee, pursuant to the instructions of the Administrative Agent, shall deliver cash from the applicable Distribution Account under each Trust Agreement and, if there is insufficient cash in the applicable Distribution Account, cash from the applicable Netting Account and, in the event that there is insufficient cash in the Netting Account, deliver cash and/or Eligible Treasuries pursuant to the applicable Trust Agreement to the account designated by the Authorized Participant using the Federal Wire Electronic Transfer System. The amount delivered by the Up Trustee and the Down Trustee will be equal to the MacroShares Unit Deposit on the Redemption Date plus, if applicable, the MacroShares Unit Deposit Addition.

The following entities act as Authorized Participants for the MacroShares $[100] Oil Up Trust and the MacroShares $[100] Oil Down Trust:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

Attachment A-9

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

Attachment A-10

ATTACHMENT B

PROCEDURES FOR THE
MACROSHARES MEDICAL INFLATION TRUSTS

I. CREATION OF PAIRED MACROSHARES

Scope of Procedures and Overview

These procedures (the "Creation Procedures") describe the processes by which an Authorized Participant (as defined below) may create one or more MacroShares Units (as defined below), consisting of MacroShares Medical Inflation Up Shares Series 2008-1 (the "Up MacroShares") and MacroShares Medical Inflation Down Shares Series 2008-1 (the "Down MacroShares" and, together with the Up MacroShares, the "Paired Shares" and each Up MacroShare and each Down MacroShare, a "MacroShare").  The Paired Shares constituting a MacroShares Unit shall only be issued in connection with the instructions set forth herein and in coordination with State Street Bank and Trust Company, not in its individual capacity but solely (i) as trustee (the "Up Trustee") of the MacroShares Medical Inflation Up Trust Series 2008-1 (the "Up Trust") and (ii) as trustee (the "Down Trustee" and, in its various capacities under the applicable Trust Agreements, the "Trustee") of the MacroShares Medical Inflation Down Trust Series 2008-1 (the "Down Trust" and, together with the Up Trust, the "Paired Trusts") and MacroMarkets LLC, not in its individual capacity but solely as administrative agent of the Paired Trusts (the "Administrative Agent").

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Participants Agreement and if such defined term is not set forth therein, then such defined term shall have the meaning assigned to such term in either (i) the Amended and Restated MacroShares Medical Inflation Up Trust Series Trust 2008-1 Trust Agreement, dated as of March [  ], 2008 (the "Up Trust Agreement"), among the Up Trustee, the Administrative Agent, Natixis Securities North America Inc. and MACRO Financial, LLC, each as a marketing agent (each, a "Marketing Agent") and MACRO Inflation Depositor, LLC (the "Depositor") or (ii) the Amended and Restated MacroShares Medical Inflation Down Trust Series 2008-1 Trust Agreement, dated as of March [  ], 2008 (the "Down Trust Agreement" and, together with the Up Trust Agreement, the "Trust Agreements"), among the Down Trustee, the Administrative Agent, the Marketing Agents and the Depositor.

The Paired Shares may be created solely by the parties listed on Schedule I attached to the Participants Agreement (each, an "Authorized Participant").  The Paired Shares may be created only in pairs of 50,000 Up MacroShares and 50,000 Down MacroShares (each such pair, a "MacroShares Unit").

The Paired Shares will be created on a net basis daily with respect to all Orders received from all Authorized Participants on such date.  In the event that the number of MacroShares Units to be created based on the Creation Orders on such date exceeds the number of MacroShares Units to be redeemed pursuant to the Redemption Orders on such date, the newly created MacroShares Units that will be issued will be equal to the total number of MacroShares Units created minus the total number of MacroShares Units redeemed.  Similarly, in the event that the number of MacroShares Units to be redeemed pursuant to the Redemption Orders on such date exceeds the number of MacroShares Units to be created based on the Creation Orders on such date, the actual number of MacroShares Units to be issued will be zero.  The Settlement Contracts created on each date, if any, any adjustment to amounts allocated under the Income Distribution Agreement and the purchase of new Eligible Treasuries, if any, will also be done on a net basis daily, in accordance to the daily netting of creation and redemption of MacroShares Units (such netting, collectively, the "Net Daily Basis").

Attachment A-11

Upon acceptance of the Participants Agreement by the Authorized Participant, the Administrative Agent will assign a personal identification number (a "PIN number") to each Authorized Person authorized to act on behalf of an Authorized Participant.  This will allow an Authorized Participant through its Authorized Person(s) to place Creation Order(s) or Redemption Order(s) for MacroShares.

Important Notes:

•

Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

•

All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.

Attachment A-12

CREATION PROCESS

On any Business Day, an Authorized Participant may submit a Creation Order, substantially in the form of EXHIBIT B to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent by the Order Cut-Off Time (as defined below) on such Business Day (such Business Day, "T," and any number added to T shall refer to such order day plus the number of Business Days following such day) to create one or more MacroShares Units.  Any Creation Order that is placed after the Order Cut-off Time shall be void and may be resubmitted on the next Business Day based on the Underlying Value as of the calendar day preceding such next Business Day.

In connection with the Creation Order, the Authorized Participant shall have wired to the Trustee by 10:00 a.m. New York City time on T+1 or, in the event that T is a Distribution Date or the Business Day following the Distribution Date (such date, "an X or an X+1 Date") on T+3, the following:

•

a Transaction Fee for the MacroShares Units being created;

•

cash equal to the aggregate Underlying Value of the Up MacroShares being created, measured on the last calendar day preceding T;

•

cash equal to the aggregate Underlying Value of the Down MacroShares being created, as measured on the last calendar day preceding T (such deposits for each MacroShares Unit, the "MacroShares Unit Deposit");

•

in the event that the Issuance Order Date is an X or an X+1 Date, the Authorized Participant submitting such order will be required to deposit, in addition to the MacroShares Unit Deposit, a sum equal to the Up and Down Earned Income Accruals for the intervening days between the Issuance Order Date and the Issuance Date (each calculated on the basis of the Applicable Reference Value of Medical Inflation on each such intervening day) (such sum, the "MacroShares Unit Deposit Addition");and

•

for any Creation Order submitted prior to September 30th, 2008, a fee equal to [1.00]% of the aggregate par amount of Paired MacroShares being created (such fee, the "Early Creation Fee").

Upon the satisfaction of the conditions set forth above, the Administrative Agent shall instruct the Trustee to allocate from the applicable Netting Account available MacroShares and, in the event that there are insufficient such shares in the applicable Netting Account, instruct the Trustees to cause the Paired Trusts to issue Paired Shares and deliver such shares to the creating Authorized Participants' accounts at the Depository Trust Company ("DTC") to satisfy all the Creation Orders submitted, not later than 3:00 p.m. New York City time on T+1 (or on T+3 if T is an X or an X+1 Date).  The Trustee, upon written instruction from the Administrative Agent, shall adjust, on a Net Daily Basis, the amount to be allocated under the Income Distribution Agreement on the next Distribution Date and enter, if applicable, into additional Settlement Contracts associated with the MacroShares Units being created.

Attachment A-13

CREATION PROCEDURES2

ISSUANCE ORDER DATE (T)

1.

By not later than 4:00 p.m. New York City Time on any Business Day (such time, the "Order Cut-Off Time"), an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Creation Order.  The Authorized Person shall provide its name and PIN number as identification to the Administrative Agent.  The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

(a)

the Authorized Participant's phone number and e-mail address;

(b)

the Authorized Person's name and PIN Number; and

(c)

the number of MacroShares Units to which the Creation Order applies.

2.

Within fifteen (15) minutes of receipt of the Authorized Participant's Creation Order through the Administrative Agent's automated electronic system (and no later than 4:15 p.m. New York City time), the Administrative Agent's automated electronic system shall, provided such Creation Order was received in accordance with the preceding rules, send a notice to the Authorized Participant confirming the receipt of such Creation Order and including a submission number (a "Submission Number") relating to such Order.

3.

By 4:30 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Creation Orders received from Authorized Participants on T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis.

4.

By 5:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee and the Authorized Participant.

5.

By [7:00] p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

(a)

the Transaction Fee;

(b)

the Early Creation Fee, if applicable;

(c)

the MacroShares Unit Deposit which will include, in the event that the Issuance Order Date and the Issuance Date are not consecutive days, as for example, whenever the Issuance Order Date is a Friday, a sum equal to the Up and Down Earned Income Accruals for the intervening days between the Issuance Order Date and the Issuance Date (each calculated on the basis of the Applicable Reference Value of Medical Inflation on each such intervening day); and

(d)

the MacroShares Unit Deposit Addition, if applicable.

Attachment A-14

ISSUANCE DATE (T+1 or T+3 if T is an X or an X+1 Date)

1.

By 10:00 a.m. New York City time, each Authorized Participant submitting a Creation Order shall deposit the MacroShares Unit Deposit and, if applicable, the MacroShares Unit Deposit Addition into the Netting Accounts of each of the Paired Trusts, the Early Creation Fee, if applicable, into the Distribution Accounts of each of the Paired Trusts, and the Transaction Fee into the Trustee's account using the Federal Wire Electronic Transfer System.

2.

By 10:30 a.m. New York City time, if the Trustee has not received the MacroShares Unit Deposit, the MacroShares Unit Deposit Addition, if applicable, the Early Creation Fee, if applicable, and the Transaction Fee, the Trustee shall contact the Authorized Participant to inquire about any missing amounts.  If the Trustee does not receive the full amount required, the Trustee shall not be obligated to cause any issuances.

3.

By 12:00 p.m. New York City time, if the Trustee has not received the full amount of funds and a Federal Reference Number (or other form of authenticated confirmation) for such transfer, then the Administrative Agent shall notify the Authorized Participant of the amount owed to the Paired Trusts.  The deficient Authorized Participant shall immediately wire such amount through the Federal Wire Electronic Transfer System or its order may be cancelled and it will incur any costs associated with such cancellation as determined by the Administrative Agent.

4.

By 3:00 p.m. New York City time, the Trustee shall deliver the requested MacroShares to the Authorized Participant's Account at DTC using the DWAC process.

* * *

Attachment A-15

II. REDEMPTION OF PAIRED MACROSHARES

Scope of Procedures and Overview

These procedures (the "Redemption Procedures") describe the processes by which an Authorized Participant may redeem Paired MacroShares constituting one or more MacroShares Units.  The Paired MacroShares constituting a MacroShares Unit shall only be redeemed in accordance with the Redemption Procedures set forth herein and in coordination with the Trustee and the Administrative Agent.

The MacroShares may be redeemed solely in accordance with the instructions of the Authorized Participants.  The Authorized Participants shall submit Paired Shares which constitute one or more MacroShares Units for redemption.  The MacroShares will be redeemed for cash from the applicable Netting Account or, in the event that the applicable Netting Account does not have sufficient cash, for cash and/or Eligible Treasuries pursuant to the applicable Trust Agreement.

The MacroShares will be redeemed on a net basis daily with respect to all Orders received from all Authorized Participants on such date.  In the event that the number of MacroShares Units to be redeemed based on the Redemption Orders on such date exceeds the number of MacroShares Units to be created pursuant to the Creation Orders on such date, the MacroShares Units that will be redeemed will be equal to the total number of MacroShares Units redeemed minus the total number of MacroShares Units created.  Similarly, in the event that the number of MacroShares Units to be created based on the Creation Orders on such date exceeds the number of MacroShares Units to be redeemed pursuant to the Redemption Orders on such date, the actual number of MacroShares Units that will be redeemed will equal zero.  The Settlement Contracts settled on each date, if any, and any adjustment to amounts allocated under the Income Distribution Agreement, will also be done on a net basis daily, in accordance to the daily netting of creation and redemption of MacroShares Units (such netting, collectively, the "Net Daily Basis").

Important Notes:

•

Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

•

All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.

Attachment A-16

REDEMPTION PROCESS

On any Business Day on and after September 30th, 2008, an Authorized Participant may submit a Redemption Order, substantially in the form of EXHIBIT C to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent by the Order Cut-Off Time on such Business Day (such Business Day, "T," and any number added to T shall refer to such day plus the number of Business Days following such day) to redeem Paired Shares consisting of one or more MacroShares Units.  Any Redemption Order that is placed after the Order Cut-off Time shall be void and may be resubmitted on the next Business Day based on the Underlying Value on the last calendar day preceding such Business Day.

In connection with the Redemption Order, the Authorized Participant shall have on deposit in its Participant Custodian Account and available to the Trustee by 10:00 a.m. New York City time on T+1 or, if T is an X or an X+1 Date, on T+3 the following:

•

the Transaction Fee for the MacroShares being redeemed;

•

Paired Shares which constitute one or more MacroShares Units; and

•

the Redemption Cash Component, if needed (such amount, the "Redemption Cash Component Amount"), which is an amount equal to the excess of the purchase price of the Eligible Treasuries delivered by the Trustee to the Authorized Participant over the funds to which the Authorized Participant is eligible due to minimum denominations on the Eligible Treasuries on deposit in the Paired Trusts.

Upon the satisfaction of the conditions set forth above, the Trustee, on behalf of the applicable Paired Trust and as instructed by the Administrative Agent, shall deliver cash from the applicable Netting Account or, in the event that the amount of cash in the applicable Netting Account is insufficient, deliver cash and/or Eligible Treasuries pursuant to the applicable Trust Agreement to the redeeming Authorized Participant to fill the Redemption Order on T+1 (or on T+3 if T is an X or an X+1 Date) by 3:00 p.m. New York City time to an account designated by the Authorized Participant and, as instructed by the Administrative Agent on a Net Daily Basis, adjust the notional amount of the Income Distribution Agreement and, if required, cancel the Settlement Contracts associated with the MacroShares Units being redeemed.

Attachment A-17

REDEMPTION PROCEDURES

REDEMPTION ORDER DATE (T)

1.

By the Order Cut-Off Time, an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Redemption Order.  The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

(a)

the Authorized Participant's phone number and e-mail address;

(b)

the Authorized Person's name and PIN Number; and

(c)

the number of MacroShares Units to which the Redemption Order applies and the CUSIP Numbers of the MacroShares submitted.

2.

Within fifteen (15) minutes of receipt of the Authorized Participant's Redemption Order through the Administrative Agent's automated electronic system (and no later than 4:15 p.m. New York City time), the Administrative Agent's automated electronic system shall, provided such Redemption Order was received in accordance with the preceding rules, send a notice to the Authorized Participant confirming the receipt of such Redemption Order and including a Submission Number relating to such Order.

3.

By [4:30] p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Redemption Orders received from Authorized Participants on T prior to the Order Cut-Off Time (such file, the "Order File").  The transmission of the Order File shall be conducted on a best efforts basis.

4.

By [5:00] p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee or any Authorized Participant redeeming its MacroShares.

5.

By [7:00] p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

(a)

the Transaction Fee payable to the Trustee;

(b)

the number of Paired MacroShares to be submitted;

(c)

the Redemption Cash Component, if any.

REDEMPTION DATE (T+1 or T+3 if T is an X or an X+1 Date)

1.

By 10:00 a.m. New York City time on the Redemption Date, each Authorized Participant submitting a Redemption Order shall deposit (i) the Transaction Fee into the Trustee's account and the Redemption Cash Component, if any, into the Distribution Account of the applicable Paired Trust as designated by the Trustee using the Federal Wire Electronic Transfer System and (ii) Up MacroShares and Down MacroShares constituting one or more MacroShares Units into the applicable Netting Account using the DWAC process of the DTC system.

Attachment A-18

2.

By 10:30 a.m. New York City time on the Redemption Date, if the Trustee has not received the requisite number of Paired Shares and the cash amount as designated by the Administrative Agent, the Trustee shall contact the Authorized Participant to inquire about any missing securities or funds.  If the Trustee does not receive the requisite number and type of such securities or the designated cash amount, the Trustee shall not be obligated to make any redemption.

3.

By 12:00 p.m. New York City time on the Redemption Date, if the Trustee has not received the requisite number of Paired Shares and the full amount of funds as designated by the Administrative Agent, the Administrative Agent shall notify the Authorized Participant of the number and type of MacroShares that it needs to deposit and/or the missing amount required.  The deficient Authorized Participant shall immediately transfer such shares and/or cash to the Trustee or its order may be cancelled and the Authorized Participant shall incur any costs associated with such cancellation as determined by the Administrative Agent.

4.

By 3:00 p.m. New York City time on the Redemption Date, the Trustee, pursuant to the instructions of the Administrative Agent, shall deliver cash from the applicable Distribution Account under each Trust Agreement and, if there is insufficient cash in the applicable Distribution Account, cash from the applicable Netting Account and, in the event that there is insufficient cash in the Netting Account, deliver cash and/or Eligible Treasuries pursuant to the applicable Trust Agreement to the account designated by the Authorized Participant using the Federal Wire Electronic Transfer System. The amount delivered by the Up Trustee and the Down Trustee will be equal to the MacroShares Unit Deposit on the Redemption Date plus, if applicable, the MacroShares Unit Deposit Addition.

***

The following entities act as Authorized Participants for the MacroShares Medical Inflation Oil Up Trust and the MacroShares Medical Inflation Oil Down Trust:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

Attachment A-19

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

By:
Name:
Title:
Address:
Telephone:
Facsimile:
DTC Number:

Attachment A-20